Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON (1) THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506(b) FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR (2) THE EXEMPTION TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS OR TO NON-U.S. PERSONS PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Subscription”) has been executed by Harmony Energy Technologies Corporation, a Delaware corporation (the “Company”), and the Subscriber set forth in the Signature Page (the “Signature Page”) attached hereto (the “Subscriber”).

WHEREAS, the Subscriber seeks to subscribe for units (the “Units”) from the Company (the “Offering”) at a purchase price of $.10 per Unit, to be issued by the Company as set forth herein, with each Unit consisting of one share (“Share”) of the Company’s common stock, par value $.0001 per share (the “Common Shares”) and a two year warrant substantially in the form attached hereto as Exhibit A (the “Warrant”) to purchase one share of Common Stock with an exercise price of $.25 per share. The Units, Shares, Warrants and Common Stock issuable upon exercise of the Warrants are collectively referred to as the “Securities”; and

WHEREAS, the offer of the Units and, if this Subscription is accepted by the Company, the sale of Units, is being made in reliance upon Section 4(2) and/or Rule 506(b) of Regulation D of the Securities Act or Rule 903 of Regulation S promulgated under the Securities Act.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE 1. SUBSCRIPTION

1.1	Subscription. The undersigned Subscriber, as principal, hereby subscribes to purchase the number of Units set forth on the Signature Page attached hereto (the “Subscription”) at an aggregate purchase price as set forth on the Signature Page (the “Subscription Funds”).

1.2	Minimum Subscription. A minimum of $10,000 of Units must be purchased by the Subscriber, unless a lower amount is agreed to by the Company, in its sole discretion.

1.3	Method of Payment. The Subscriber shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to the Company as follows:

Company Name: Harmony Energy Technologies Corporation
Address: 165 Broadway FL23, New York, NY, USA 10006
Bank Name: JPMorgan Chase Bank, NA
Account number: 368086036
Routing number: 021000021

1.4 Closing. The Closing of the purchase and sale of the Shares shall occur on multiple closing dates as may be determined by the Company in its sole discretion (the “Closing Date”). The Subscriber acknowledges that the Units may be issued to subscribers in this Offering before or after the Closing Date. The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

1.5 Acceptance. The Subscriber acknowledges that the subscription for Units hereunder may be rejected in whole or in part by the Company in its sole discretion and for any reason, notwithstanding prior receipt by the Subscriber of notice of acceptance of such subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver an executed copy of this Subscription to the Subscriber. If this Subscription is rejected in whole, or the offering of Units is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect. If this Subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription will continue in full force and effect to the extent this Subscription was accepted.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

2.1 Representations and Warranties. The Subscriber represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

(a)	The Subscriber is either (i) an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit B attached hereto and made a part hereof, or (ii) not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act and as set forth in Exhibit C attached hereto and made a part hereof;

(b)	The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Units;

(c)	The Subscriber is purchasing the Units as principal for its own account. The Subscriber is purchasing the Units for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof and has not pre-arranged any sale with any other Subscriber and has no plans to enter into any such agreement or arrangement;

(d)	The Subscriber understands that the offer and sale of the Units is not being registered under the Securities Act or any state securities laws and is intended to be exempt from registration provided by either (i) in the case of U.S. person, Rule 506(b) promulgated under Regulation D and/or Section 4(2) of the Securities Act or (ii) in the case of a Non-U.S. Person, Rule 903 of Regulation S promulgated under Regulation S of the Securities Act;

(e)	The Subscriber understands that the Units are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such safe harbor and the suitability of the Subscriber to acquire the Units;

(f)	The Units have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available (including, without limitation, under Rule 144 of the Securities Act, as such rule may be amended, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect (“Rule 144”)). The Subscriber represents and warrants and hereby agrees that all offers and sales of the Units shall be made only pursuant to such registration or to such exemption from registration;

(g)	The Subscriber acknowledges that the purchase of the Units involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Units, including the total loss of its investment. The Subscriber has adequate means of providing for its financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(h)	The Subscriber and its Subscriber representatives, if any, have received documents requested by the Subscriber, have carefully reviewed them and understand the information contained therein;

(i)	The Subscriber, in making the decision to purchase the Units subscribed for, has relied upon independent investigations made by it and its Subscriber representatives, if any, and the Subscriber and such representatives, if any, have prior to any sale to it been given access and the opportunity to examine all material contracts and documents relating to this Offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this Offering. The Subscriber and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Units that have been requested. The Subscriber and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(j)	The Subscriber understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Units. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription. Any representation to the contrary is a criminal offense;

(k)	In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or information (oral or written) other than as stated in this Subscription;

(l)	The Subscriber is not relying on the Company or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Subscriber has relied on the advice of, or has consulted with, only its own advisers;

(m)	The Subscriber (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Units, the execution and delivery of this Subscription has been duly authorized by all necessary action, this Subscription has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription and make an investment in the Company, and represents that this Subscription constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound;

(n)	If the Subscriber is a U.S. Person, such Subscriber acknowledges that it is not aware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(o)	If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription, including: (a) the legal requirements within its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber’s subscription and payment for, and its continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction;

(p)	The Subscriber covenants that until such time as the transactions contemplated by this Subscription are publicly disclosed by the Company, such Subscriber will maintain the confidentiality of the existence and terms of this Offering and the information included in this Subscription. The Subscriber acknowledges the positions of the Securities and Exchange Commission (“Commission”) set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, Subscriber makes no representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the Offering is publicly announced. Notwithstanding the foregoing, if Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Subscription;

(q)	The Company will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(r)	By execution hereof, the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(s)	The Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(t)	The Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(u)	None of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(v)	Neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares and no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(w)	There is no government or other insurance covering any of the Units;

(x)	This Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason;

(y)	The Subscriber is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons (as defined herein);

(z)	The Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(aa)	The Subscriber is not an underwriter of, or dealer in, the shares of the Company’s common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(bb)	The Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(cc)	No person has made to the Subscriber any written or oral representations: (i) that any person will resell or repurchase any of the Shares, (ii) that any person will refund the purchase price of any of the Shares, (iii) as to the future price or value of any of the Shares, or (iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1 Company Representations. The Company, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Subscriber, with the intent that the Subscriber will rely thereon in making this Subscription, that the Company has the requisite corporate power and authority to take up and accept this Subscription and to issue, sell and deliver the Units; this Subscription and the issuance, sale and delivery of the Units hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Subscription and the Units have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally.

ARTICLE 4. ISSUANCE OF SECURITIES

4.1 Issuance and Delivery. As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, the Units in the name or names specified by the Subscriber purchased in the Offering. Such Units shall bear a legend in substantially one of the following forms:

For U.S. Persons:

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE EXEMPTION FROM THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED PROVIDED BY RULE 506 OF REGULATION D UNDER SUCH ACT AND/OR SECTION 4(2) OF SUCH ACT. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

4.2 Registration or Exemption. The Subscriber agrees that such Subscriber will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Units as set forth herein is predicated upon the Company’s reliance upon this understanding.

ARTICLE 5. CLOSING

5.1 Closing Deliverables. On or prior to the Closing Date, Subscriber shall deliver or cause to be delivered to the Company the following:

(a)	this Subscription, duly executed by Subscriber,
(b)	the purchase price by wire transfer, and
(c)	the Accredited Investor Questionnaire, in the form attached hereto duly executed by the Subscriber.

ARTICLE 6. INDEMNIFICATION

6.1 Indemnification of the Company. The Subscriber agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys’ fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription, provided, however, that such indemnity, when taken together with any other indemnity provided to the Company pursuant to the Registration Rights Agreement, shall in no event exceed the net proceeds received by the Company from the Subscriber as a result of the sale of Securities to the Subscriber.

ARTICLE 7. GENERAL PROVISIONS

7.1 Governing Law. This Subscription shall be governed by and construed under the law of the State of Delaware without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in New York, New York and nowhere else. The parties hereby consent to the service of process and notice in any such action or legal proceeding by means of registered or certified mail, return receipt requested. The address for service of process and notice shall be (a) to the Company, at 165 Broadway, FL 23 New York, NY 10006 Attn: Nick Zeng, Chief Executive Officer, and (b) to the Subscriber, at the address set forth on the Signature Page hereto, or, in each case, to such other address as each party shall subsequently furnish in writing to the other. In any action, suit or proceeding brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

7.2 Successors and Assigns. This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

7.3 Execution by Counterparts and Facsimile. This Subscription may be executed in counterparts and by facsimile, each of which, when executed by any party, will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.

7.4 Independent Legal Advice. The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Subscription and the transactions contemplated herein or have knowingly and willingly elected not to do so.

7.5 Severability. If any term, provision, covenant or restriction of this Subscription is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

7.6 Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the other documents pertaining to the issuance by the Company of the Units to Subscribers. Accordingly, it is hereby agreed that the execution by the Subscriber and the Company of this Subscription Agreement, in the place set forth herein, shall constitute an agreement to be bound by the terms and conditions of both this Subscription Agreement and the Registration Rights Agreement with the same effect as if both this Subscription Agreement and the Registration Rights Agreement were separately signed.

7.7 Personal Information. The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

7.8 Costs. The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

In Witness Whereof, the Subscriber has executed this Subscription Agreement on the _______ day of 2022.

(insert date)

Total Number of Units Purchased
Aggregate Amount Paid ($.10 Per Unit)

PURCHASER-INDVIDUAL	PURCHASER-CORPORATE ENTITY

_________________________________	_________________________________
(Print Full Name)	(Print Legal Name of Entity)

By: ____________________________	By: ____________________________
(Signature of Individual Investor)	(Signature of Authorized Representative)

Country of Citizenship:_____________	Title:______________________________

Complete Mailing Address for Notice:	Place of Incorporation: _______________
_________________________________	Complete Mailing Address for Notice:
_________________________________	_________________________________
_________________________________	_________________________________
_________________________________

COMPANY ACCEPTANCE

The offer to purchase the Units as set forth above is confirmed and accepted by the Company as to the number of shares of Units set forth above.

Harmony Energy Technologies Corporation

By:	(Signature) Nick Zeng, Chief Executive Officer

Exhibits :

Exhibit A: Form of Warrant

Exhibit B: Definition of Accredited Investor

Exhibit C: Rule 902 U.S. Persons under Regulation S

Exhibit D: Accredited Investor Questionnaire

EXHIBIT A

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

COMMON STOCK PURCHASE WARRANT

Warrant No._________

THIS CERTIFIES that, for good and valuable consideration received, or a registered assignee (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from Harmony Energy Technologies Corporation, a Delaware corporation (the “Corporation”), up to fully paid and nonassessable shares of common stock, par value $0.0001, of the Corporation (“Common Stock”) at a purchase price per share (the “Exercise Price”) of twenty-five Cents ($.25) (the “Warrant”).

1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time on or after the date hereof and at or prior to 11:59 p.m., Pacific Standard Time, on the 2 year anniversary date of this Warrant (the “Expiration Time”).

2. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto as Appendix A duly executed to the office of the Corporation, Harmony Energy Technologies Corporation, Attention: Nick Zeng; email: ir@hetcusa.com (or such other office or agency of the Corporation as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Corporation); whereupon the Holder shall be entitled to receive from the Corporation a stock certificate in proper form representing the number of shares of Common Stock so purchased.

3. Issuance of Shares; No Fractional Shares or Scrip. Certificates for shares purchased hereunder shall be delivered to the Holder by the Corporation’s transfer agent at the Corporation’s expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or, subject to applicable laws, such other name as shall be requested by the Holder. If upon exercise of this Warrant, fewer than all of the shares of Common Stock evidenced by this Warrant are purchased prior to the Expiration Time, one or more new Warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Common Stock not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid, and nonassessable and free from all taxes, liens, and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder). The Corporation agrees that the shares so issued shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

4. Charges, Taxes, and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form to be provided by the Corporation duly executed by the Holder.

5. No Rights as a Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation prior to the exercise of this Warrant.

6. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer, or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7. Loss, Theft, Destruction, or Mutilation of Warrant. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant and in case of loss, theft, or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8. Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9. Transferability; Compliance with Securities Laws.

(a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable United States, state, and foreign securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation referred to herein. Any such transfer shall be made in person or by the Holder’s duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Stock issuable upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state or foreign securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Common Stock so purchased are being acquired solely for Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c) The Common Stock has not been registered under the Securities Act, and this Warrant may not be exercised except by (1) the original purchaser of this Warrant from the Corporation or (2) an “accredited investor” as defined in Rule 501(a) under the Securities Act. Each certificate representing shares of Common Stock issued on exercise of this Warrant or other securities issued in respect of such Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any other legend required under applicable securities laws):

THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SHARES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

10. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer.

Dated: _________, 2022	HARMONY ENERGY TECHNOLOGIES CORPORATION

By:
Nick Zeng
Chief Executive Officer

APPENDIX A

NOTICE OF EXERCISE

To: Harmony Energy Technologies Corporation

(1) The undersigned hereby elects to purchase shares of common stock of Harmony Energy Technologies Corporation pursuant to the terms of the attached Warrant (the “Warrant”) and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes.

(2) In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state or foreign securities laws.

(3) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Tax ID No)

(4) The undersigned represents that (a) he, she, or it is the original purchaser from the Corporation of the Warrant or is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended, and (b) the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date:

(Signature)

EXHIBIT B

Definition of Accredited Investor

Accredited investor means any person who comes within any of the following categories:

(1) Either (a) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; (c) an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; (d) an investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940; (e) an insurance company as defined in Section 2(a)(13) of the Act; (f) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; (g) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or 301(d) of the Small Business Investment Act of 1958; (h) a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act; (i) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or (j) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) A private business development company as defined in Section202(a)(22) of the Investment Advisors Act of 1940;

(3) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) A director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

1 For purposes of calculating net worth under paragraph (5): “joint net worth” can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard of such paragraph does not require that the securities be purchased jointly.

(5) A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,0001, provided that (subject to certain exceptions applicable to acquisitions of securities in accordance with a right to purchase such securities held on July 20, 2010):

(i) the person’s primary residence shall not be included as an asset;

(ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability

(6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;2

(7) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506 (b)(2)(ii) under the Act;

(8) An entity in which each of the equity owners are Accredited Investors; 3

(9) An entity, of a type not listed in paragraph (1), (2), (3), (7), or (8) above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;4

(10) A natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status. In determining whether to designate a professional certification or designation or credential from an accredited educational institution for purposes of this paragraph (10), the Commission will consider, among others, the following attributes:

(i) The certification, designation, or credential arises out of an examination or series of examinations administered by a self-regulatory organization or other industry body or is issued by an accredited educational institution;

2 The term “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

3 It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this paragraph (8). If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this paragraph (8) may be available.

4 For the purposes this paragraph (9), “investments” is defined in rule 2a51-1(b) under the Investment Company Act of 1940.

(ii) The examination or series of examinations is designed to reliably and validly demonstrate an individual’s comprehension and sophistication in the areas of securities and investing;

(iii) Persons obtaining such certification, designation, or credential can reasonably be expected to have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospective investment; and

(iv) An indication that an individual holds the certification or designation is either made publicly available by the relevant self-regulatory organization or other industry body or is otherwise independently verifiable;

(11) A natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940 (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

(12) A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940:

(i) With assets under management in excess of $5,000,000;

(ii) That is not formed for the specific purpose of acquiring the securities offered, and

(iii) Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; and

(13) A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in paragraph (a)(12) of this section and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of paragraph (12) above.

EXHIBIT C

Rule 902 U.S. Persons under Regulation S

Pursuant to Rule 902(k)(1), the following are “U.S. persons”:

●	any natural person resident in the United States;
●	any partnership or corporation organized or incorporated under the laws of the United States;
●	any estate of which any executor or administrator is a U.S. person;
●	any trust of which any trustee is a U.S. person;
●	any agency or branch of a U.S. person located outside the United States;
●	any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
●	any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or, if an individual, resident in the United States; and
●	any partnership or corporation if (1) organized or incorporated under the laws of any foreign jurisdiction, and (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated and owned by accredited investors under Rule 501(a) of the Securities Act who are not natural persons, estates, or trusts.

Rule 902(k)(2) explicitly excludes the following from the definition of “U.S. person”:

●	any discretionary or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated or, if an individual, resident in the United States;
●	any estate of which any professional fiduciary acting as executor or administrator is a U.S. person, if (1) an executor or administrator who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate, and (2) the estate is governed by foreign law;
●	any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. person;
●	an employee benefit plan established and administered in accordance with the laws, customary practices, and documentation of a country other than the United States;
●	any agency or branch of a U.S. person located outside the United States if (1) the agency or branch operates for valid business reasons; and (2) the agency or branch is engaged in the business of insurance or banking, and is subject to substantive insurance or banking regulation in the jurisdiction where it is located; and
●	such international organizations (and their agencies, affiliates and pension plans) as the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, and the United Nations. In addition, contacts with certain of the non-U.S. persons listed above, even if made within the United States, are still not considered to be “directed selling efforts.”

EXHIBIT D

ACCREDITED INVESTOR QUESTIONNAIRE

Dear Investor,

The information contained in this questionnaire is being furnished to HARMONY ENERGY TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), in order that the Company may determine whether acquisition of the Company’s securities (the “Securities”) may be made by you, as an investor, in light of the requirements of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and certain exemptions contained in state securities laws. You understand that the information is needed for the Company to determine whether it has reasonable grounds to believe that you are an “accredited investor” as that term is defined in Regulation D and that you have such knowledge and experience in financial, investment and business matters and that you are capable of evaluating the merits and risks of the proposed investment in the Securities. You understand that (a) the Company will rely on the information contained herein for purposes of such determination, (b) the Securities may not be registered under the Securities Act, (c) the Securities may not be registered under the securities laws of any state, and (d) this questionnaire is not an offer to acquire the Securities or any other securities in any case where such offer would not be legally permitted.

Information contained in this questionnaire will be kept confidential by the Company and its agents, employees and representatives. You understand, however, that the Company may have the need to present it to such parties as it deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished by the investor:

Please answer all questions. If the answer is “none” or “not applicable,” please so state.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1. A. If Investor is an Individual:

Name: ____________________________________	Age: ____________________________________

Social Security Number: _______________________	Number of Dependents: _______________________

Marital Status: ______________________________	Citizenship: _________________________________

If interests are to be jointly held:

Name:______________________________________	Age: _____________________________________

Social Security Number: ________________________	Number of Dependents: _______________________

Marital Status: _______________________________	Citizenship: _________________________________

B. If Investor is an Entity:

Name:______________________________

State of Organization:________________

EIN:_______________________________

Date of Formation:__________________

2. A. If Investor is an Individual:

Residence Address: ________________________________________________________________________________

Mailing Address (if different): ________________________________________________________________________

Telephone Number: ____________________________

Fax Number: _________________________________

Email Address: _______________________________

B. If Investor is an Entity:

Business Address: ________________________________________________________________________________

Mailing Address (if different): ________________________________________________________________________

Telephone Number: ____________________________

Fax Number: _________________________________

Email Address: _______________________________

3. A. If Investors is an Individual:

State in which the investor:

is licensed to drive:

is registered to vote:

B. If Investor is an Entity:

State in which the investor:

files income tax returns:

has principal place of business:

4. A. If Investor is an Individual:

Business and Investment Background and Experience. The business and investment background and experience of the undersigned, or the business and investment background and experience of those individuals responsible for making investment decisions on behalf of the undersigned, if the undersigned is an entity, are as follows:

Name and address of current employer: _________________________________________________________________

Nature of employment: _____________________________________________________________________________

If self-employed, nature of business: ___________________________________________________________________

Education degree received: __________________________________________________________________________

Training or experience in financial or business matters: yes ( ) no ( )

If yes, please give details: ___________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

Service on board of directors of any company: yes ( ) no ( )

Service as an elected officer of any company: yes ( ) no ( )

Other positions held during the last five years relating to business or financial matters: yes ( ) no ( )

If yes, please give details: ___________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

Professional licenses or registrations:	( )

Bar admission:	( )

Accounting certifications:	( )

Broker-dealer registration:	( )

Investment advisor registration:	( )

Securities analyst certification:	( )

Other: __________________________	( )

B. If Investor is an Entity:

Provide the total assets of the entity as of a recent date:*

Assets:	$	Date:

* In the event the entity has less than $5,000,000 in assets, each shareholder, partner, member, or beneficiary (in the case of a trust), as applicable, must be an accredited investor and complete this questionnaire.

5. If Investor is an Individual:

Please initial on the line applicable to you under “Individual” and to you and your spouse under “Joint”:

(a) Gross Income During Last Two Years

Individual

2021	2020

Less than $200,0000

$200,000 - $299,0000

$300,000 - $1,000,000

more than $1,000,000

Joint (with spouse)

2021	2020

Less than $200,0000

$200,000 - $299,0000

$300,000 - $1,000,000

more than $1,000,000

(b) Current “Net Worth” (Exclusive of Primary Residence)1:

Less than $1,000,0000

$1,000,000 - $5,000,000

$300,000 - $1,000,000

more than $5,000,000

1 “Net Worth” means the excess of total assets at fair market value, including cash, stock, securities, personal property and real estate (other than your primary residence), over total liabilities (other than a mortgage or other debt secured by your primary residence). In the event that the amount of any mortgage or other indebtedness secured by your primary residence exceeds the fair market value of the residence, that excess liability must also be deducted from your net worth. Any mortgage or indebtedness secured by your primary residence incurred within 60 days before the time of the sale of the securities offered hereunder, other than as a result of the acquisition of the primary residence, shall also be deducted from your net worth.

6.	Is the investor involved in any litigation, which, if an adverse decision occurred, would materially affect the investor’s financial condition?

Yes _______ No _______

If yes, please provide details: ______________________________________________________________________
_____________________________________________________________________________________________

7.	The investor is an experienced and sophisticated investor or is advised by a qualified investment advisor, all as required under the securities laws and regulations.

Yes _______ No _______

8.	The investor understands the full nature and risk of an investment in the Securities and can afford the complete loss of the entire investment in the Securities.

Yes _______ No _______

9.	The investor is able to bear the economic risk of an investment in the Securities for an indefinite period of time and understands that an investment in the Securities may be illiquid.

Yes _______ No _______

10.	Does the investor have any other investments or contingent liabilities that the investor reasonably anticipates could cause the need for sudden cash requirements in excess of cash readily available to the investor?

Yes _______ No _______

If yes, please provide details: ______________________________________________________________________
_____________________________________________________________________________________________

11.	Please describe the investor’s experience as an investor (including amounts invested) in securities, particularly investments in non-marketable and tax incentive securities.

_____________________________________________________________________________________________
_____________________________________________________________________________________________

12.	Has the investor participated in other private placements of securities?

Yes_______ No ______

If yes, please provide details: _____________________________________________________________________
____________________________________________________________________________________________

13.	In evaluating the merits and risks of this investment, does the investor intend to rely upon the advice of the investor’s attorney, accountant or other advisor?

Yes_______ No ______

14.	If the investor is an entity, was it formed for the specific purpose of acquiring the Securities offered?

Yes_______ No ______

15.	Manner in which title to Securities is to be held: (circle one)

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership

(e)	Tenants in Common

(f)	Company

(g)	Trust

(h)	Other:

16. Further Representations.

The investor understands that the Company will be relying on the accuracy and completeness of the investor’s responses to the foregoing questions and the investor represents and warrants to the Company as follows:

(i) The answers to the above questions are complete and correct and may be relied upon by the Company whether or not the offering in which the investor proposes to participate is exempt from registration under the Securities Act and the securities laws of certain states;

(ii) The investor will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the investor of the Securities; and

(iii) The investor or its management, in case of an entity, has sufficient knowledge and experience in financial, investment and business matters to evaluate the merits and risks of the prospective investment; and the investor is able to bear the economic risk of the investment in the Securities and currently could afford a complete loss of such investment.

HARMONY ENERGY TECHNOLOGIES CORPORATION

ACCREDITED INVESTOR QUESTIONNAIRE SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Questionnaire as of the date set forth below and declares under oath that it is truthful and correct to the best of the undersigned’s knowledge.

Signature of the Investor or Authorized Signatory of Investor: _______________________________________________

Name of Investor: _________________________________________________________________________________

Name of Authorized Signatory: _______________________________________________________________________

Title of Authorized Signatory: ________________________________________________________________________

Date: ______________________________

If jointly held:

Signature of the Investor or Authorized Signatory of Investor: ______________________________________________

Name of Investor: ________________________________________________________________________________

Name of Authorized Signatory: ______________________________________________________________________

Title of Authorized Signatory: _______________________________________________________________________

Date: ______________________________